CONSULTATION AND SECURITIES COMPENSATION

 AGREEMENT

THIS AGREEMENT is executed and made effective this 12th  day of June, 2009, at  Englewood, Colorado, between BioMedical Technology Solutions Holdings, Inc., a Colorado corporation (the "Company"), and  Malibu Holdings, LLC, a Colorado limited liability company ("Consultant").

WITNESSETH

WHEREAS, the Company desires to retain the services of Consultant as more fully described below:

NOW THEREFORE, in consideration of the mutual covenants, agreements and provisions contained in this Agreement, the parties agree as follows:

1.

Consultation.

The Company hereby retains the services of Consultant, as an independent contractor, which retention is accepted and agreed to be performed by Consultant, subject to and upon the terms and conditions hereinbelow set forth.

2.

Term.

The term of this Agreement shall begin on the day and year first above written, and, unless earlier terminated by either party upon 30 days’ written notice, shall terminate upon the expiration of six (6) months from the date hereof,(“First Term”) and at the option of the Company, may be extended for an additional period of six (6) months (“Second Term”);  and thereafter, if extended or renewed by written agreement of the parties, upon 30 days' written notice given by either party to the other.  Upon the termination of this Agreement, the retention and agency, and Consultant's independent contractor status, shall end, unless a new, separate written agreement shall have been executed by all parties.  In any event, Sections 6 and 9 shall survive any termination of this Agreement.

3.

Consultant's Status.

It is understood and agreed that Consultant shall be at all times and for all purposes hereunder an independent contractor to the Company and under no circumstances shall be deemed an employee, partner or joint venturer of or with the Company.  Consultant agrees that he shall not directly or indirectly imply or represent to others, or permit another to imply or represent to others that Consultant has any authority to act for, represent or bind the Company in any matter by virtue of this Agreement.  Consultant expressly agrees to indemnify and hold harmless the Company for any damages which may be sustained by the Company as a result of or arising out of any breach of the covenants set forth in this Section 3.

4.

Services of Consultant.

4.1.

Upon the request of the Company, Consultant shall consult with and advise the Company with respect to matters concerning:

a.

Advice. Consultant agrees to provide advice and consulting services regarding

Company's strategic business and financial plans, strategy and negotiations with potential lenders/investors, merger/acquisition candidates, joint ventures, corporate partners and others involving financial and financially related transactions.

b.

Introductions to the Securities Brokerage Community. Consultant has a close association with numerous broker/dealers and investment professionals across the country and will enable contact between Company to facilitate business transactions among them. Consultant agrees to use its contacts in the brokerage community to assist Company in establishing relationships with securities dealers and to provide the most recent corporate information to interested securities dealers on a regular and continuous basis. Consultant understands that this is in keeping with Company's business objective to establish a nationwide network of securities dealers who have an interest in Company's securities.

c.

Retail Marketing.  Consultant agrees to provide support for the Common Stock of the Company by encouraging its retail brokers and their clients and members of the brokerage and investment communities to become familiar with and kept current in developments in the business and financial affairs of the Company and to recommend investment therein to the extent they deem such investment would be wise under the circumstances.  It is understood that Consultant is not a registered broker-dealer or FINRA member and accordingly Consultant’s duties in this section apply only to the extent that to perform such services would not violate any applicable federal or state securities laws, rules, regulations or internal policy of general application. While Consultant may introduce the Company to persons who may have an interest in investing in the Company’s securities, Consultant shall limit its activities to making introductions and shall not engage in any activities in furtherance of any such investment.  Nothing shall require Consultant to render services which may be deemed for any purpose to constitute market-maker services for the Company.

d.

Due Diligence. Consultant will perform a due diligence evaluation on all proposed financial actions affecting Company, including investigation and advice on the financial, valuation and stock price implications thereof. Such evaluation shall be provided to the Company as part of the consulting services.

e.

Research Reports. Consultant will engage, if requested, and at the additional expense of the Company, an independent financial analyst to provide analytical reports in accordance with applicable federal and state securities laws and may provide periodic updates on Company.

f.

Marketing. Consultant shall assist the Company in marketing its products and shall introduce the Company to potential customers, distributors and dealers with which Consultant has an association or other relationship.

4.2.

In performing hereunder, Consultant may, but need not, use the facilities or resources of the Company.  Consultant shall be solely and exclusively responsible for determining when, where, how and by whom the services are to be performed hereunder, subject only to such matters as may be specifically addressed in written communications from the Company.

4.3.

Consultant shall devote such time and its best effort necessary to perform its services and duties under this Agreement. Consultant is not responsible for the performance  of any services, which may be rendered hereunder without Company providing the necessary information prior thereto. Consultant cannot guarantee results, but Consultant shall pursue all avenues available through its network of financial contacts. At such time as an interest is expressed in Company's needs, Consultant shall notify Company and advise it as to the source of such interest and any terms and conditions of such interest. The acceptance and consummation of any transaction is subject to acceptance of the terms and conditions by Company. It is understood that a portion of the compensation to be paid hereunder is being paid by Company to have Consultant remain available to assist the Company with transactions on an as needed basis.

4.4.

Consultant shall keep accurate records showing the quantity and date of time devoted to the services provided for herein and a description thereof, and shall present such records to the Company on request.

5.

Compensation.

5.1.

The Consultant shall be promptly reimbursed for all reasonable and necessary business expenses incurred by the Consultant in connection with its rendering of services hereunder to the Company; provided, however, that such expenses require the prior approval of the President of the Company and provided further that the Consultant shall only be reimbursed for such expenses as to which it presents the Company with receipts or other reasonable substantiation thereof.

5.2.

For all services to be rendered by Consultant pursuant to Section 4 above during the First Term, the Company agrees to issue to Consultant 700,000 shares of the $.001 par value Common Stock ("Common Stock") of the Company, and should the Company elect to extend the term hereof for a Second Term, then at the commencement of the Second Term, the Company agrees to issue to Consultant an additional 500,000 shares, hereafter referred to as the “Securities”.  All Securities issued to Consultant are subject to the following terms and conditions:

5.2.1

Of the first 700,000 shares issued for the First Term, an aggregate of 300,000 shares shall be fully vested. The remaining Securities shall be subject to vesting in Consultant, pursuant to which 100,000 shares shall vest at the end of every month beginning at the commencement of the First Term during the term of this Agreement. If this Agreement is terminated by either party with cause upon 30 days' written notice, all unvested Securities shall be automatically forfeited by Consultant and deemed surrendered to the Company for cancellation. Further, if Consultant dies, or becomes incapacitated and unable for a period of at least 30 days to perform his duties, or services required from him under the terms of this Agreement, then all unvested securities shall be automatically forfeited by Consultant and the Company shall have no further obligation to the Consultant, his heirs, or his estate.   Under no circumstances shall Consultant sell, assign, transfer or otherwise dispose of any unvested Securities.

5.2.2

Consultant agrees not to sell, assign, transfer or otherwise dispose of any vested Securities for a period of six months following each respective vesting date without the written consent of the Company; provided, however, that Consultant may transfer up to 200,000 shares issuable for the First Term without regard to the restrictions contained in this Section 5.2.2.

5.2.3

Notwithstanding the foregoing, the Securities described in Section 5.2 above shall be forfeited and surrendered to the Company for cancellation if this Agreement is terminated by the Company for Cause.  For the purposes of this Agreement, the term "for Cause" shall mean (i)Consultant shall commit a material breach of this Agreement which breach shall remain uncured for a period of thirty (30) days after written notice by the Company of such breach, (ii) Consultant is convicted of any felony or is shown to have engaged in any act of dishonesty detrimental to the Company or fraud upon the Company, or any of its affiliated companies, or any of its customers or clients, (iii) Consultant has been grossly negligent in the performance of his duties or responsibilities, or (iv) Consultant shall engage in or aid and abet any violation of any federal or state securities law.

5.3.

The Consultant shall pay all applicable taxes which are assessed against it as a result of its receipt of compensation under this Agreement, and the Company shall not withhold any such taxes from the compensation paid to the Consultant.  Consultant agrees to indemnify and hold harmless the Company, together with its officers and directors, with respect to any such taxes or other assessments which may be due and payable as a result of the payment or receipt of compensation hereunder.

6.

Covenants of Consultant.

6.1.

In connection with its performance hereunder, Consultant shall not make any untrue statement of a material fact regarding the Company or omit to state a material fact necessary in order to make any statement regarding the Company made by the Consultant not misleading.

6.2.

The Consultant agrees to indemnify, defend and hold harmless the Company, and its officers, directors, shareholders, agents, employees (hereafter "Affiliates"), attorneys, successors and assigns, from and against, and pay or reimburse each of them for, any and all claims, losses, damages, judgments, amounts paid in settlement, costs and legal, accounting or other expenses (collectively "Losses") that any of them may sustain or incur as a result of any misrepresentation, any inaccuracy in, or any breach of, any warranty or representation or any non-performance of any covenant or other obligation on the part of the Consultant contained in this Agreement.

7.

Performance and Other Engagements.

Throughout the term of this Agreement, it is understood that Consultant will only provide services to the Company on a part-time basis and, subject to the provisions concerning competition herein below set forth, may perform the same or similar services for other persons or entities not inconsistent with his undertakings hereunder.

8.

Representations and Warranties of the Consultant.

8.1

The Consultant hereby represents and  warrants to the Company that there are no agreements or binding obligations enforceable against the Consultant which would be violated by his entering into this Agreement or providing the services to be provided hereunder.

8.3

No Other Information Relied Upon.

Consultant represents, warrants and agrees that he has been afforded the opportunity to make, and has made, all such investigation of the Company and its financial condition, business affairs and prospects as it deems appropriate.  Consultant acknowledges receipt of such information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating the Company, the Securities referred to above.  Consultant acknowledges that the Company has made available to him the opportunity to obtain additional information to evaluate the merits and risks of this Agreement.  Consultant acknowledges that he has had the opportunity to ask questions of the Company and, to the extent he availed himself of such opportunity, Consultant received satisfactory answers from the Company, its affiliates, associates, officers and directors.

                        8.4.

Nature of the Risk.

Consultant represents, warrants and agrees that he understands that the Company's business is, by its nature, speculative; that Consultant is aware that the financial resources of the Company are extremely limited and that it is very likely that the Company will require additional capital, and there is no assurance that such capital will be available if necessary; that Consultant is familiar with the high degree of risk that is involved in the Company's business, and that Consultant is financially able and willing to accept the substantial risk involved in such investment, including the risk of loss of the entire amount invested.

8.5.

Unregistered Stock.

Consultant represents that he understands that the Securities have not been registered for sale under federal or state securities laws and that such securities are being issued to Consultant pursuant to a claimed exemption from the registration requirements of such laws which is based upon the fact that said securities are not being offered to the public.  Consultant understands that in order to satisfy such requirement he must be acquiring the stock with no view to making a public distribution of said securities, and the representations and warranties contained in this Section 9 are given with the intention that the Company may rely thereon for purposes of claiming such exemption; and that he understands that he must bear the economic risk of his investment in the Securities for a substantial period of time, because neither has been registered under the federal or state securities laws, and cannot be sold unless subsequently registered under such laws, or unless an exemption from such registration is available.

8.6.

Stock Acquired for Investment; Limitations on Disposition.

Consultant represents that he is acquiring the Securities and/or stock issuable upon exercise of the Securities for his own account and for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended.  Consultant agrees that the Securities will not be offered for sale, sold or otherwise transferred for value, and that no transfer thereof will be made by the Consultant unless (i) a registration statement with respect thereto has become effective under the Securities Act of 1933, as amended, or (ii) there is presented to the Company an opinion of counsel for Consultant reasonably satisfactory to the Company that such registration is not required, or (iii) there is presented to the Company a letter from the Securities and Exchange Commission (said Commission having been informed of all relevant circumstances) to the effect that in the event  the Securities are transferred by Consultant without such registration, the Commission or its staff will not recommend any action.  Consultant further agrees that the Securities will not be offered for sale, sold or otherwise transferred unless, in the opinion of legal counsel for the Company, such sale or disposition does not and will not violate any provisions of any federal or state securities law or regulation.  Consultant consents that any transfer agent of the Company may be instructed not to transfer any of the Securities unless it receives satisfactory evidence of compliance with the foregoing provisions and that there may be endorsed upon any certificate (or instruments issued in substitution thereof) the Company's regular legend regarding the sale of restricted securities.

9.

Confidentiality.

Consultant for himself and his employees covenants with the Company that all information concerning its methods, processes, plans of acquisition, research, markets, plans, strategies, distributors, dealers, customers, clients and vendors collectively are and constitute the trade secrets and confidential proprietary information of the Company.  Consultant covenants and agrees for himself and his employees that he will not (except as required in the course of his services for the Company), during the term of this Agreement or thereafter, communicate or divulge to, or use for the benefit of himself or any other person, firm, association, or corporation, without the consent of the Company, any trade secrets or confidential and proprietary information of the Company or other confidential matters possessed, owned, or used by the Company that may be communicated to, acquired by, or learned of by him or his employees in the course of or as a result of his services for the Company.  All records, disks, tapes, stored information on any medium, files, memoranda, reports, price lists, customer lists, drawings, plans, sketches, documents, equipment, and the like, relating to the business of the Company, which Consultant or his employees shall use or prepare or come into contact with, shall remain the sole property of the Company, and upon termination of this Agreement, shall, together with all copies in the possession of Consultant, be delivered to the Company.

Notwithstanding the foregoing, the restrictions on disclosure and use of information and materials as set forth in this Section 9 shall not apply to the following, and the following is not confidential or proprietary information:  (1) any information or materials which were generally available to the public at the time made available to Consultant by the Company; (2) any information or materials which become, without breach of this Section 9 and through no fault of Consultant, generally available to the public; (3) any information or materials which Consultant has received from other sources prior to the date of this Agreement, subject to no restrictions on disclosure applicable to Consultant; and (4) any information or materials which Consultant at any time lawfully obtains from a third party who is not under any obligation of secrecy or confidentiality to the Company, under circumstances permitting disclosure by Consultant to others without restriction.

10.

Affiliates of Consultant.

Consultant agrees that the Covenants set forth in Sections 9, 10, 11, 12 and 13 of this Agreement are applicable to and binding upon any and all of Consultant's officers, directors, shareholders, agents, and employees (hereafter "Affiliates").  Consultant agrees that he will not permit any Affiliate to perform services hereunder nor permit the disclosure of any the Company trade secret, proprietary or confidential information to any Affiliate until and unless such Affiliate agrees in writing to be bound by the terms and conditions of Sections 9, 10, 11, 12 and 13 of this Agreement.

11.

Attorneys' Fees.

In the event there is any litigation or arbitration between the parties concerning this Agreement, the successful party shall be awarded reasonable attorneys' fees and litigation or arbitration costs, including the attorneys' fees and costs incurred in the collection of any judgment.

12.

Notices.

All notices required or permitted hereunder shall be sufficient  if delivered personally or mailed to the parties at the address set forth below or at such other address as either party may designate in writing from time to time.  Any notice by mailing shall be effective 48 hours after it has been deposited in the United States certified mail, return receipt requested, duly addressed and with postage prepaid.

If to Company:

BioMedical Technology Solutions Holdings, Inc.

C/O Don Cox, President

9800 Mount Pyramid Court, Suite 250

Englewood, Co 80112

If to Consultant:

MALIBU HOLDINGS, LLC

C/O A.B. Goldberg

2805 E. LONG CT

Greenwood Village, CO 80121

13.

Partial Invalidity.

If any provisions of this Agreement are in violation of any statute or rule of law of any state or district in which it may be sought to be enforced, then such provisions shall be deemed null and void only to the extent that they may be in violation thereof, but without invalidating the remaining provisions.

14.

Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns.

15.

Waiver.

No waiver of any breach of any one of the agreements, terms, conditions or covenants of this Agreement by the Company shall be deemed to imply or constitute a waiver of any other agreement, term, condition or covenants of this Agreement.  The failure of either party to insist on strict performance of any agreement, term, condition or covenant, herein set forth, shall not constitute or become construed as a waiver of the rights of either or the other thereafter to enforce any other default of such agreement, term, condition or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition or covenants of this Agreement.

16.

Governing Law.

This Agreement and the rights and duties of the parties shall be construed enforced in accordance with the laws of the State of Colorado.

17.

Fax/Counterparts.

This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original.  Further, this Agreement may be signed in one or more counterparts, all of which when taken together shall constitute the same document.

18.

Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof.  There are no representations, warranties, conditions or obligations except as herein specifically provided.  Any amendment or modification hereof must be in writing.

IN WITNESS WHEREOF, the parties to this Agreement have duly executed effective on the day and year first above written.

BioMedical Technology Solutions Holdings, Inc.

By:

___/s/ Donald G. Cox_______________

Donald G. Cox, President

Malibu Holdings, LLC

By:

__/s/ A.B. Goldberg____________

A.B. Goldberg